                                  EXHIBIT 23.2









                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Analogy, Inc.:

We consent to the use of our report, dated May 13, 1996, incorporated herein by reference.


                                        /s/ KPMG PEAT MARWICK LLP

                                        KPMG PEAT MARWICK LLP



Portland, Oregon
May 19, 1997